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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 20, 1998
                                                          ---------------


                                SM&A CORPORATION
              -----------------------------------------------------
              (Exact name of registrant a specified in its Charter)


       California                              0-23585                        33-0080929
----------------------------                 -----------                     -------------
(State or other jurisdiction                 (Commission                     (IRS Employer
   of incorporation)                         File Number)                  Identification No.)



4695 MacArthur Court, Eighth Floor, Newport Beach, California       92660
-------------------------------------------------------------    ----------
          (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code       (949) 975-1550
                                                    -------------------------


                         Steven Myers & Associates, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

        On August 20, 1998, SM&A Corporation (formerly, Steven Myers & Associates, Inc.) ("SM&A") acquired Decision-Science Applications, Inc. ("DSA"), a Virginia corporation, in a forward-triangular merger (the "Acquisition"). The Acquisition was achieved pursuant to an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated July 22, 1998, by and among SM&A, DSA, DSA Acquisition, Inc. ("Sub"), a California corporation, a wholly-owned subsidiary of SM&A, and certain individual shareholders named therein. Pursuant to the Merger Agreement, Sub was merged with and into Sub, with Sub surviving as a wholly-owned subsidiary of SM&A. In connection with the Acquisition, the shareholders of DSA received an aggregate of 714,839 shares of SM&A Common Stock and $14,035,419 in cash on a pro rata basis as set forth in the Merger Agreement. In determining the aggregate purchase price for DSA, SM&A took into account the value of companies of similar industry and size to DSA, comparable transactions, and the market for such companies generally.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of DSA. Financial statements of DSA and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by SM&A as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

        (b) Pro Forma Financial Information. The pro forma financial statements of SM&A required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by SM&A as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

        (c) Exhibits.

        2.1 Agreement and Plan of Reorganization and Merger, dated July 22, 1998, by and among Steven Myers & Associates, Inc., Decision-Science Applications, Inc. and certain individual shareholders named therein and certain exhibits.

        10.1 Registration Rights Agreement dated August 20, 1998 by and among Registrant and certain shareholders set forth therein.

        10.2 Employment Agreement dated August 20, 1998 by and between Decision-Science Applications, Inc. and Guy A. Ackerson.

        10.3 Employment Agreement dated August 20, 1998 by and between Decision-Science Applications, Inc. and Guy L. Lucas

        10.4 Employment Agreement dated August 20, 1998 by and between Decision-Science Applications, Inc. and Dana R. Raucher

        10.5 Escrow Agreement dated August 20, 1998 by and among Registrant, Decision-Science Applications, Inc., First American Trust Company and certain shareholders identified therein.

        99.1    Text of Press Releases dated July 22, 1998.

        99.2    Text of Press Release dated August 21, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 1998            SM&A CORPORATION
                                  (formerly Steven Myers & Associates, Inc.)


                                  By: /S/ RONALD A. HUNN
                                      ---------------------------------------
                                      Ronald A. Hunn, Chief Financial Officer


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                                       INDEX TO EXHIBITS


2.1 Agreement and Plan of Reorganization and Merger, dated July 22, 1998, by and among Steven Myers & Associates, Inc., DSA Acquisition, Inc., Decision-Science Applications, Inc., and certain individual shareholders named therein, and certain exhibits.

10.1 Registration Rights Agreement dated August 20, 1998 by and among Registrant and certain shareholders set forth therein.

10.2    Employment Agreement dated August 20, 1998 by and between
        Decision-Science Applications, Inc. and Guy A. Ackerson.

10.3    Employment Agreement dated August 20, 1998 by and between
        Decision-Science Applications, Inc. and Guy L. Lucas

10.4    Employment Agreement dated August 20, 1998 by and between
        Decision-Science Applications, Inc. and Dana R. Raucher

10.5 Escrow Agreement dated August 20, 1998 by and among Registrant, Decision-Science Applications, Inc., First American Trust Company and certain shareholders identified therein.

99.1    Text of Press Release dated July 22, 1998.

99.2    Text of Press Release dated August 21, 1998.


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